[PIONEER LOGO]

       PIONEER
       INTEREST SHARES

      --------------------------
      SEMI-ANNUAL REPORT 6/30/00
      --------------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               4
      Schedule of Investments                                       6
      Financial Statements                                         12
      Notes to Financial Statements                                16
      Trustees, Officers and Service Providers                     19

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 6/30/00
   -----------------------------------------------------------------------------
     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

     With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000 looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.

     Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be -- money for a child's education, funding a comfortable retirement, or some other cherished objective -- those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

     Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

     I hope you will take time to read the following discussion with Ken Taubes, co-head of Pioneer's fixed-income team. It's an excellent way to understand Pioneer Interest Shares' performance during the past six months and to learn what expectations are for the months ahead. If you have questions or would like more information about your fund, visit our web site at www.pioneerfunds.com.

   Respectfully,

   /s/ John F. Cogan, Jr.

   John F. Cogan, Jr.
   Chairman and President
                                        1

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/00
   -----------------------------------------------------------------------------
     PORTFOLIO QUALITY
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

[pie chart]
U.S. GOVERNMENT AND AGENCY   36.7%
A                            10.5%
BBB                          32.2%
BB                            8.9%
B & Lower                    11.7%
[end pie chart]


     PORTFOLIO MATURITY
   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

(pie chart)
0-1 YEARS    0.3%
1-3 YEARS   25.9%
3-6 YEARS   15.7%
6-8 YEARS   28.5%
8-10 YEARS   9.5%
10+ YEARS   20.1%
[end pie chart]

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of debt holdings)

        1.  U.S. Treasury Bonds, 8.125%, 8/15/19                          9.39%
        2.  Government National Mortgage Association II, 8.0%, 6/20/30    5.41
        3.  Hydro-Quebec, 9.75%, 1/15/18                                  4.68
        4.  Government National Mortgage Association, 7.0%, 7/15/29       3.92
        5.  Time Warner Inc., 9.15%, 2/1/23                               3.70
        6.  News America Holdings, Inc., 10.125%, 10/15/12                3.63
        7.  Georgia Pacific Corp., 9.875%, 11/1/21                        3.57
        8.  U.S. Treasury Notes, 5.625%, 5/15/08                          3.48
        9.  Ford Motor Credit Corp., 9.14%, 12/30/14                      3.46
       10.  Government National Mortgage Association, 7.5%, 2/15/30       3.29

2    Fund holdings will vary for other periods.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/00
   -----------------------------------------------------------------------------
    SHARE PRICES AND DISTRIBUTIONS
  -----------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE                 6/30/00     12/31/99
                             $12.24      $12.39
MARKET PRICE
  PER SHARE                  6/30/00     12/31/99
                             $10.938     $10.250
DISTRIBUTIONS PER SHARE
(12/31/99 - 6/30/00)         INCOME     SHORT-TERM     LONG-TERM
                             DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                              0.470           -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

Growth of $10,000
[mountain chart]

                                                                                                       LEHMAN BROTHERS
                                                                                                    GOVERNMENT/CORPORATE BOND
                                                                  PIONEER INTEREST SHARES*                    INDEX
                                                                  ------------------------          -------------------------
6/30/90                                                                   10000                              10000
                                                                          10345                              10514
                                                                          10845                              11839
                                                                          11964                              12920
6/30/92                                                                   12351                              13921
                                                                          12923                              14496
                                                                          13791                              15460
                                                                          14162                              14747
6/30/94                                                                   13376                              14804
                                                                          13695                              13643
                                                                          15153                              15871
                                                                          16072                              17022
6/30/96                                                                   16144                              17078
                                                                          17060                              17579
                                                                          17763                              18763
                                                                          18955                              20714
6/30/98                                                                   19730                              20059
                                                                          20299                              21679
                                                                          20214                              19194
                                                                          20046                              17785
6/30/00                                                                   20569                              19716
[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2000)

 PERIOD      NET ASSET     MARKET
               VALUE       PRICE*
10 Years       7.48%        7.02%
5 Years        6.30         4.44
1 Year         1.75         2.72

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

   The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of the U.S. bond market. It contains Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     PIONEER INTEREST SHARES
--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------

The first six months of the year were an unusual period for the U.S. fixed income market. The Federal Reserve maintained its policy of raising short-term interest rates in an attempt to avoid inflationary pressures. At the same time, the economy continued to grow strongly, contributing to budget surpluses for the federal government and a rally in U.S. Treasury securities. In the following interview, Kenneth J. Taubes discusses the factors that influenced your Fund's performance during the six-month period. Mr. Taubes, co-head of Pioneer's fixed income group, oversees the team responsible for the daily management of Pioneer Interest Shares.

Q: HOW DID PIONEER INTEREST SHARES PERFORM DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2000?

A: The Fund performed well. The Fund's dividend yield on June 30, 2000 was 11.48%, based on market price. Interest Shares is a closed-end fund, which means that shares in the Fund are traded like an individual security. Therefore, the market price of the Fund can diverge from the actual value of the portfolio -- its net asset value, or NAV. During the six months, the Fund's market price continued to trade at a discount to the net asset value, but the discount narrowed. The discount started the period at 17.3% and ended the period at 10.6%. For the six months ended June 30, 2000, the Fund generated a total return of 2.62% at net asset value. This compares to the 3.22% return of the Lehman Brothers Government/Corporate Index. Total return calculations assume the reinvestment of all distributions.

Q:  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE SIX-MONTH PERIOD?

A: Economic growth continued to be strong during the six months ending June 30, 2000, although there were indications that the rate of growth might be slowing. With high rates of growth in Gross Domestic Product (GDP) and declining unemployment rates, the U.S. Federal Reserve continued to raise short-term interest rates in an effort to limit inflationary pressures. During the six-month period, the Fed raised short-term rates three different times by a total of 1.00%. Since June 1999, the Fed has raised rates by a total of 1.75%. Rising rates did not extend to all parts of the bond market, however. The strong economy resulted in a rising revenue flow to the federal government, which reduced its debt by buying back higher coupon, long-term Treasury Bonds. This resulted in rising prices and declining interest rates for both intermediate- and long-term Treasury obligations. During the six-month period, the yields on longer-term Treasury obligations fell below those of shorter-term government notes. The rally in long-term Treasuries was in contrast to the deteriorating environment for corporate securities. Lower credit-quality securities underperformed Treasuries amid concerns that any slowing of economic growth

     PIONEER INTEREST SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    could undermine the financial strength of corporations. Corporate bonds fell in prices and their yields rose, with the worst performance occurring among high yielding low quality securities.

Q:  WHAT CHANGES DID YOU MAKE IN YOUR STRATEGY DURING THIS PERIOD?

A: As the end of the six-month period approached, the difference between the yields of Treasuries and non-Treasuries had grown -- or widened -- to the extent that corporate bonds offered extremely attractive yields. This was especially true of high yield, lower quality bonds, which had suffered through two years of relatively poor performance. We increased our allocation to high yield bonds to take advantage of the attractive valuations. We raised the high yield weighting in the portfolio to 18.6% of net assets close to our mandated 20% maximum allocation, and lowered our allocation to long-term Treasuries, which began to look less attractive in relative value after their strong rally. We also increased our allocation to intermediate-term securities, shortening the portfolio's average maturity. On June 30, average credit quality of the portfolio was A, while effective duration was 5.23 years. Duration is a measure of a bond's price sensitivity to interest rate changes. Quality ratings apply to portfolio holdings, not the Fund's shares.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe we have begun to see signs of moderation in the pace of economic growth, which should be good for the fixed income market. Consumer spending appears to be slowing, as has growth in the manufacturing sector. We believe most -- but perhaps not all -- of the Federal Reserve Board's increases in short-term interest rates may have already occurred. While we don't think the economy will slow dramatically, we do think growth will become more moderate, providing a better opportunity for declines in interest rates, perhaps beginning in late 2000 or early 2001.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)
     ---------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
  AMOUNT      RATINGS                                                           VALUE
                          CORPORATE BONDS - 63.3%
                          BASIC MATERIALS - 14.8%
                          CHEMICALS - 0.4%
$  350,000  BB/BA3        Lyondell Chemical Co., 9.875%, 5/1/07           $   346,500
                                                                          -----------
                          CHEMICALS (DIVERSIFIED) - 0.8%
   700,000  B+/B2         Huntsman ICI Chemicals LLC, 10.125%, 7/1/09     $   703,500
                                                                          -----------
                          CHEMICALS (SPECIALTY) - 2.3%
 2,000,000  BBB/BAA2      Hanna (M.A.) Co., 9.375%, 9/15/03               $ 2,084,420
                                                                          -----------
                          IRON & STEEL - 5.3%
 2,500,000  BBB/Baa1      USX Marathon Group, 9.375%, 2/15/12             $ 2,755,050
 2,000,000  B/B2          Weirton Steel Corp., 11.375%, 7/1/04              1,960,000
                                                                          -----------
                                                                          $ 4,715,050
                                                                          -----------
                          METALS MINING - 0.1%
   500,000  CC/CA         AEI Resources, Inc., 11.5%, 12/15/06 (144A)     $    50,000
                                                                          -----------
                          PAPER & FOREST PRODUCTS - 5.9%
 2,000,000  BBB/Baa3      Bowater, Inc., 9.375%, 12/15/21                 $ 2,072,740
 3,000,000  BBB-/Baa2     Georgia Pacific Corp., 9.875%, 11/1/21            3,167,100
                                                                          -----------
                                                                          $ 5,239,840
                                                                          -----------
                          TOTAL BASIC MATERIALS                           $13,139,310
                                                                          -----------
                          CAPITAL GOODS - 0.8%
                          ENGINEERING & CONSTRUCTION - 0.3%
   250,000  B+/B2         Metromedia Fiber Network, Inc., 10.0%,
                          11/15/08                                        $   247,500
                                                                          -----------
                          WASTE MANAGEMENT - 0.5%
   500,000  BB/BA3        Azurix Corp., 10.75%, 2/15/10 (144A)            $   480,000
                                                                          -----------
                          TOTAL CAPITAL GOODS                             $   727,500
                                                                          -----------
                          COMMUNICATION SERVICES - 1.7%
                          CELLULAR/WIRELESS COMMUNICATIONS - 1.7%
   500,000  B/B3          Crown Castle International Corp., 9.5%, 8/1/11  $   475,000
 1,000,000  B/B2          NextLINK Communications, Inc., 10.75%, 6/1/09       987,500
                                                                          -----------
                          TOTAL COMMUNICATION SERVICES                    $ 1,462,500
                                                                          -----------

6  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
  AMOUNT      RATINGS                                                           VALUE
                          CONSUMER CYCLICALS - 6.7%
                          AUTO PARTS & EQUIPMENT - 0.3%
$  325,000  BB+/Ba1       Lear Corp., 7.96%, 5/15/05                      $   303,687
                                                                          -----------
                          BUILDING MATERIALS - 0.4%
   400,000  B+/B1         Nortek, Inc., 9.125%, 9/1/07                    $   371,000
                                                                          -----------
                          HOMEBUILDING - 0.4%
   400,000  BB+/BA2       Toll Corp., 8.125%, 2/1/09                      $   360,000
                                                                          -----------
                          PUBLISHING (NEWSPAPERS) - 3.7%
 3,000,000  BBB-/BAA3     News America Holdings, Inc., 10.125%, 10/15/12  $ 3,230,700
                                                                          -----------
                          RETAIL (DISCOUNTERS) - 1.7%
 1,500,000  BBB-/Baa3     Shopko Stores, Inc., 9.25%, 3/15/22             $ 1,534,170
                                                                          -----------
                          SERVICES (COMMERCIAL & CONSUMER) - 0.2%
   530,000  CC/Ca         Laidlaw Inc., 7.65%, 5/15/06                    $   132,500
                                                                          -----------
                          TOTAL CONSUMER CYCLICALS                        $ 5,932,057
                                                                          -----------
                          CONSUMER STAPLES - 7.6%
                          BROADCASTING (TELEVISION/RADIO/CABLE) - 2.4%
   500,000  B+/B1         Adelphia Communications Corp., 7.875%, 5/1/09   $   420,000
   600,000  B+/B2         Charter Communications Holdings LLC, 8.25%,
                          4/1/07                                              531,000
 1,250,000  B/B2          Echostar DBS Communications Corp., 9.25%,
                          2/1/06                                            1,212,500
                                                                          -----------
                                                                          $ 2,163,500
                                                                          -----------
                          DISTRIBUTORS (FOOD & HEALTH) - 0.9%
   375,000  B-/B3         Fisher Scientific International Inc., 9.0%,
                          2/1/08                                          $   347,813
   500,000  B/B2          Wesco Distribution Inc., 9.125%, 6/1/08             457,500
                                                                          -----------
                                                                          $   805,313
                                                                          -----------
                          ENTERTAINMENT - 4.0%
   250,000  B-/B3         Premier Parks, Inc., 9.75%, 6/15/07             $   241,250
 3,000,000  BBB/Baa3      Time Warner Inc., 9.15%, 2/1/23                   3,281,190
                                                                          -----------
                                                                          $ 3,522,440
                                                                          -----------
                          HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.3%
   276,000  B/B2          Playtex Family Products Inc., 9.0%, 12/15/03    $   267,720
                                                                          -----------
                          TOTAL CONSUMER STAPLES                          $ 6,758,973
                                                                          -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.  7

     PIONEER INTEREST SHARES
--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)  (continued)
--------------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
  AMOUNT      RATINGS                                                           VALUE
                          ENERGY - 5.5%
                          OIL (DOMESTIC INTEGRATED) - 2.3%
$2,000,000  BBB/Baa2      Phillips Petroleum, 9.18%, 9/15/21              $ 2,066,400
                                                                          -----------
                          OIL (DRILLING & EQUIPMENT) - 0.6%
   500,000  BB-/BA3       RBF Finance Co., 11.0%, 3/15/06                 $   537,500
                                                                          -----------
                          OIL & GAS (PRODUCTION/EXPLORATION) - 2.6%
   800,000  BB/Ba2        EOTT Energy Partners LP, 11.0%, 10/1/09         $   808,000
 1,000,000  BB/Ba2        Gulf Canada Resources, Ltd., 9.625%, 7/1/05       1,022,340
   500,000  BBB-/Ba1      Santa Fe Snyder Corp., 8.05%, 6/15/04               494,965
                                                                          -----------
                                                                          $ 2,325,305
                                                                          -----------
                          TOTAL ENERGY                                    $ 4,929,205
                                                                          -----------
                          FINANCIAL - 4.5%
                          CONSUMER FINANCE - 4.5%
 1,000,000  BB+/BAA3      Capital One Financial Corp., 7.125%, 8/1/08     $   901,000
 3,000,000  A/A2          Ford Motor Credit Corp., 9.14%, 12/30/14          3,068,940
                                                                          -----------
                                                                          $ 3,969,940
                                                                          -----------
                          TOTAL FINANCIAL                                 $ 3,969,940
                                                                          -----------
                          HEALTHCARE - 3.2%
                          HEALTHCARE (DIVERSIFIED) - 0.6%
   500,000  B/B3          King Pharmaceutical Inc., 10.75%, 2/15/09       $   517,500
                                                                          -----------
                          HEALTHCARE (HOSPITAL MANAGEMENT) - 1.0%
 1,000,000  BB-/Ba3       Tenet Healthcare Corp., 8.125%, 12/1/08         $   920,000
                                                                          -----------
                          HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 1.6%
   500,000  B/B2          Bio-Rad Laboratories, Inc., 11.625%, 2/15/07    $   515,000
 1,000,000  BB+/Ba1       Beckman Instruments, 7.05%, 6/1/26                  936,990
                                                                          -----------
                                                                          $ 1,451,990
                                                                          -----------
                          TOTAL HEALTHCARE                                $ 2,889,490
                                                                          -----------
                          TECHNOLOGY - 1.6%
                          COMMUNICATIONS EQUIPMENT - 0.2%
   150,000  B/B2          L-3 Communication Holdings Corp, 8.5%, 5/15/08  $   138,000
                                                                          -----------
                          COMPUTERS (HARDWARE) - 0.5%
   425,000  BBB+/Baa1     Sun Microsystems, 7.65%, 8/15/09                $   421,201
                                                                          -----------

8  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

PRINCIPAL   S&P/MOODY'S
  AMOUNT      RATINGS                                                           VALUE
                          ELECTRICAL EQUIPMENT - 0.3%
$  300,000  B/B2          Hadco Corp., 9.5%, 6/15/08                      $   301,500
                                                                          -----------
                          ELECTRONICS (SEMICONDUCTORS) - 0.6%
   500,000  B/B2          Fairchild Semiconductors Corp., 10.375%,
                          10/1/07                                         $   505,000
                                                                          -----------
                          TOTAL TECHNOLOGY                                $ 1,365,701
                                                                          -----------
                          TRANSPORTATION - 3.5%
                          AIRLINES - 3.5%
 2,000,000  BBB-/Baa2     AMR Corp., 9.88%, 6/15/20                       $ 2,104,420
   500,000  BB+/BAA3      United Air Lines Inc., 10.67%, 5/1/04               516,330
   515,000  BB+/BAA3      United Air Lines Inc., 10.25%, 7/15/21              508,485
                                                                          -----------
                          TOTAL TRANSPORTATION                            $ 3,129,235
                                                                          -----------
                          UTILITIES - 13.4%
                          ELECTRIC COMPANIES - 8.4%
   300,000  BB/BA3        CMS Energy Corp., 7.5%, 1/15/09                 $   267,432
   950,000  BBB-/BAA3     Great Lakes Power Inc., 8.3%, 3/1/05                938,380
 4,000,000  A+/A2         Hydro-Quebec, 9.75%, 1/15/18                      4,147,600
 2,000,000  A/A2          Virginia Electric and Power Co., 8.75%, 4/1/21    2,058,080
                                                                          -----------
                                                                          $ 7,411,492
                                                                          -----------
                          NATURAL GAS - 5.0%
 2,000,000  BBB/BAA2      Coastal Corp., 9.625%, 5/15/12                  $ 2,241,200
 2,000,000  BBB+/BAA1     Colorado Interstate Gas Co., 10.0%, 6/15/05       2,181,020
                                                                          -----------
                                                                          $ 4,422,220
                                                                          -----------
                          TOTAL UTILITIES                                 $11,833,712
                                                                          -----------
                          TOTAL CORPORATE BONDS
                          (Cost $58,290,913)                              $56,137,623
                                                                          -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.  9

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)  (continued)
     ---------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                        VALUE
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.7%
$1,714,411                Federal Home Loan Mortgage Corp., 6.5%,
                          4/15/28                                         $ 1,579,795
   995,384                Federal National Mortgage Association, 8.0%,
                          4/1/30                                              999,823
    75,000                Federal National Mortgage Association, 8.0%,
                          30-Year, TBA                                         75,335
 1,701,062                Government National Mortgage Association,
                          6.5%, 11/20/24                                    1,650,218
 2,116,676                Government National Mortgage Association,
                          7.0%, 8/15/28                                     2,058,742
 3,568,091                Government National Mortgage Association,
                          7.0%, 7/15/29                                     3,470,432
 1,988,946                Government National Mortgage Association,
                          7.5%, 11/15/29                                    1,975,520
 2,935,642                Government National Mortgage Association,
                          7.5%, 2/15/30                                     2,915,826
   749,479                Government National Mortgage Association I,
                          8.0%, 5/15/30                                       757,955
 4,765,000                Government National Mortgage Association II,
                          8.0%, 6/20/30                                     4,798,069
   750,000                U.S. Treasury Notes, 7.5%, 2/15/05                  786,428
 3,200,000                U.S. Treasury Notes, 5.625%, 5/15/08              3,088,032
 6,900,000                U.S. Treasury Bonds, 8.125%, 8/15/19              8,325,471
                                                                          -----------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                          (Cost $32,764,345)                              $32,481,646
                                                                          -----------
                          TOTAL INVESTMENT IN SECURITIES - 100.0%
                          (Cost $91,055,258)(a)(b)                        $88,619,269
                                                                          -----------
                                                                          -----------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2000, the value of these securities amounted to $530,000 or 0.6% of total net assets.

10 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

(a) At June 30, 2000, the net unrealized loss on investments based on cost for federal income tax purposes of $91,255,282 was as follows:

   Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost       $   878,840
   Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value        (3,514,853)
                                                              -----------
   Net unrealized loss                                        $(2,636,013)
                                                              -----------
                                                              -----------

(b) At December 31, 1999, the Fund had a capital loss carryforward of $6,608,198 which will expire between 2002 and 2004 if not utilized.

   Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2000 were as follows:

                                                            PURCHASES        SALES
                                                           -----------    -----------
   Long-term U.S. Government                               $10,006,062    $   274,642
   Other Long-term Securities                                8,153,347     18,004,564

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 11

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     BALANCE SHEET 6/30/00 (unaudited)
     ---------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (cost $91,055,258)        $ 88,619,269
     Cash                                                              307,975
     Receivables --
        Investment securities sold                                      76,579
        Interest                                                     1,705,395
     Other                                                                 471
                                                                  ------------
           Total assets                                           $ 90,709,689
                                                                  ------------
  LIABILITIES:
     Payables --
        Investment securities purchased                           $     75,574
     Due to affiliates                                                  89,703
     Accrued expenses                                                   43,932
                                                                  ------------
           Total liabilities                                      $    209,209
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $103,112,095
     Accumulated undistributed net investment income                    63,495
     Accumulated net realized loss on investments                  (10,239,121)
     Net unrealized loss on investments                             (2,435,989)
                                                                  ------------
           Total net assets                                       $ 90,500,480
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,395,027 fund shares outstanding                            $      12.24
                                                                  ============

12 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     STATEMENT OF OPERATIONS (unaudited)
     ---------------------------------------------------------------------------
     FOR THE SIX MONTHS ENDED 6/30/00

 INVESTMENT INCOME:
    Interest                                                                    $ 3,872,472
                                                                                 ----------
 EXPENSES:
    Management fees                                              $257,981
    Transfer agent fees                                            61,712
    Administrative fees                                            15,707
    Custodian fees                                                 11,069
    Professional fees                                              18,547
    Printing                                                        5,460
    Fees and expenses of nonaffiliated trustees                     7,735
    Miscellaneous                                                   6,534
                                                                 --------
          Total expenses                                                        $   384,745
          Less fees paid indirectly                                                  (1,969)
                                                                                 ----------
          Net expenses                                                          $   382,776
                                                                                 ----------
             Net investment income                                              $ 3,489,696
                                                                                 ----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                            $(1,762,903)
    Change in net unrealized loss on investments                                    628,675
                                                                                 ----------
       Net loss on investments                                                  $(1,134,228)
                                                                                 ----------
       Net increase in net assets resulting from operations                     $ 2,355,468
                                                                                 ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 13

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     ---------------------------------------------------------------------------
     FOR THE SIX MONTHS ENDED 6/30/00 AND THE YEAR ENDED 12/31/99

                                                                SIX MONTHS
                                                                  ENDED
                                                                 6/30/00       YEAR ENDED
                                                               (UNAUDITED)      12/31/99
 FROM OPERATIONS:
 Net investment income                                         $  3,489,696   $  7,070,189
 Net realized loss on investments                                (1,762,903)    (1,627,972)
 Change in net unrealized gain or loss on investments               628,675     (7,541,271)
                                                               ------------   ------------
    Net increase (decrease) in net assets resulting from
       operations                                              $  2,355,468   $ (2,099,054)
                                                               ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ($0.47 and $0.95 per share,
   respectively)                                               $ (3,475,645)  $ (7,021,983)
                                                               ------------   ------------
  Total distributions to shareholders                          $ (3,475,645)  $ (7,021,983)
                                                               ------------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Reinvestment of distributions                                 $         --   $    174,562
                                                               ------------   ------------
    Net decrease in net assets                                 $ (1,120,177)  $ (8,946,475)
 NET ASSETS:
 Beginning of period                                             91,620,657    100,567,132
                                                               ------------   ------------
 End of period (including accumulated undistributed net
  investment income of $63,495 and $49,444, respectively)      $ 90,500,480   $ 91,620,657
                                                               ============   ============

                                       '00 SHARES    '00 AMOUNT
                                       (UNAUDITED)   (UNAUDITED)   '99 SHARES   '99 AMOUNT
 Reinvestment of distributions               --       $     --       13,066      $174,562
                                         ------       --------       ------      --------
  Net increase                               --       $     --       13,066      $174,562
                                         ======       ========       ======      ========

14 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                        ENDED
                                                       6/30/00     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of period                   $ 12.39      $ 13.62      $  13.74     $  13.40     $ 13.67      $ 12.65
                                                       -------      -------      --------     --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                 $  0.47      $  0.96      $   1.04     $   1.06     $  1.07      $  1.07
 Net realized and unrealized gain (loss) on
   investments                                           (0.15)       (1.24)        (0.12)        0.36       (0.29)        1.03
                                                       -------      -------      --------     --------     -------      -------
 Net increase (decrease) from investment operations    $  0.32      $ (0.28)     $   0.92     $   1.42     $  0.78      $  2.10
Distributions to shareholders:
 Net investment income                                   (0.47)       (0.95)        (1.04)       (1.07)      (1.05)       (1.08)
 In excess of net investment income                         --           --            --        (0.01)         --           --
                                                       -------      -------      --------     --------     -------      -------
Net increase (decrease) in net asset value             $ (0.15)     $ (1.23)     $  (0.12)    $   0.34     $ (0.27)     $  1.02
                                                       -------      -------      --------     --------     -------      -------
Net asset value, end of period                         $ 12.24      $ 12.39      $  13.62     $  13.74     $ 13.40      $ 13.67
                                                       =======      =======      ========     ========     =======      =======
Market value, end of period                            $10.938      $10.250      $ 13.563     $ 14.000     $12.875      $13.500
Total return*                                            11.48%      (17.96)%        4.66%       17.83%       3.27%       24.77%
Ratio of net expenses to average net assets+              0.85%**      0.88%         0.80%        0.87%       0.99%        0.98%
Ratio of net investment income to average net
 assets+                                                  7.69%**      7.28%         7.53%        7.81%       7.94%        8.04%
Portfolio turnover rate                                     41%**        59%           51%          27%         28%          49%
Net assets, end of period (in thousands)               $90,500      $91,621      $100,567     $101,192     $98,500      $99,989
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                           0.85%**      0.88%         0.80%        0.87%       0.98%        0.97%
   Net investment income                                  7.69%**      7.28%         7.53%        7.81%       7.95%        8.05%

 * Assumes initial investment at market value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at market value at the end of each period.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. 15

     PIONEER INTEREST SHARES
    ----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)
    ----------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business Trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium is accreted or amortized daily on a straight-line basis. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     PIONEER INTEREST SHARES
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

       All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange on the dividend valuation date, is computed as follows: (a) if the last sale price of shares of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) at the greater of net asset value or 95% of such last sale price, to be credited to the participant's account; or (b) if the last sale price of shares of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the dividend valuation date.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2000, $46,566 was payable

     PIONEER INTEREST SHARES
    ----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)           (continued)
    ----------------------------------------------------------------------------

    to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $43,137 in transfer agent fees payable to PSC at June 30, 2000.

    4. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $1,969 under such arrangements.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                          President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham                  President
      Marguerite A. Piret                Sherman B. Russ, Vice President
      David D. Tripple                   Eric W. Reckard, Treasurer
      Stephen K. West                    Joseph P. Barri, Secretary
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    LEGAL COUNSEL
    Hale and Dorr LLP

    TRANSFER AGENT
    Pioneering Services Corporation

    SHAREOWNER SERVICES AND SUB-TRANSFER AGENT
    ChaseMellon Shareholder Services